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                                                                 Exhibit 1.05

                              Preferred Securities

                     LEHMAN BROTHERS HOLDINGS CAPITAL TRUST

                             UNDERWRITING AGREEMENT

                                                New York, New York
                                                Dated the date set forth
                                                In Schedule I hereto

To the Representative(s)
   named in Schedule I
   hereto, of the Underwriters
   named in Schedule II hereto

Ladies and Gentlemen:

            Lehman Brothers Holdings, Inc., a Delaware corporation (the "Company"), proposes to sell to you and the other underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the aggregate liquidation amount (the "Firm Securities") identified in Schedule I hereto of the preferred securities (the "Preferred Securities") of Lehman Brothers Holdings Capital Trust _____, a Delaware statutory business trust (the "Trust") guaranteed (the "Guarantee"; together with the Preferred Securities, the "Securities") by the Company (as defined herein) to the extent set forth in the Guarantee Agreement (the "Guarantee Agreement") identified in such Schedule I, to be entered into between the Company and the guarantee trustee (the "Guarantee Trustee") identified therein. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional aggregate liquidation amount of the Preferred Securities identified in Schedule I hereto on the terms and for the purposes set forth in Section 3 hereof (the "Option Securities"). The Firm Securities and the Option Securities, if purchased, are hereinafter collectively called "Preferred Securities". The Company will receive all of the common securities (the "Common Securities") of the Trust and all of the Preferred Securities to be issued by the Trust in exchange for the Company's debt securities identified in Schedule I hereto (the "Debentures"). The Debentures are to be issued under the indenture (the "Indenture") identified in such Schedule I, between the Company and the indenture trustee (the "Indenture Trustee") identified therein. The Company will remain the owner of all of the beneficial ownership interests of the Trust represented by the Common Securities. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives" shall each be deemed to refer to such firm or firms.

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            1. Representations and Warranties. The Company represents and warrants to each Underwriter that:

            (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder (the "Rules"), and has carefully prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration of the Securities under the Securities Act. The registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with such rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") a supplement to the form of prospectus included in the registration statement relating to the initial offering of the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. The term "Registration Statement" means the registration statement, as amended at the date of this Agreement, including the exhibits thereto, financial statements, and all documents incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Incorporated Documents"), and such prospectus as then amended, including the Incorporated Documents, is hereinafter referred to as the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented), is hereinafter called the "Final Prospectus". Any preliminary form of the Basic Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Interim Prospectus". Any reference herein to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the Incorporated Documents which were filed under the Securities Exchange Act of 1934 (the "Exchange Act"), on or before the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act after the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference.

            (b) As of the date hereof, when the Final Prospectus is first filed with the Commission pursuant to Rule 424, when, before either Closing Date (hereinafter defined), any amendment to the Registration Statement becomes effective, when, before either Closing Date, any Incorporated Document is filed with the Commission, when any supplement to the Final Prospectus is filed with the Commission and at each Closing Date, the Registration Statement, the Final Prospectus and any such amendment or

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      supplement will comply in all material respects with the applicable requirements of the Securities Act and the Rules, and the Incorporated Documents will comply in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations adopted by the Commission thereunder; on the date hereof and on each Closing Date, the Indenture shall have been qualified under and will comply in all material respects with the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); on the date it became effective, the Registration Statement did not, and, on the date that any post-effective amendment to the Registration Statement becomes effective, the Registration Statement as amended by such post-effective amendment did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date the Final Prospectus is filed with the Commission pursuant to Rule 424 and on each Closing Date, the Final Prospectus, as it may be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and on said dates, the Incorporated Documents will comply in all material respects with the applicable provisions of the Exchange Act and rules and regulations of the Commission thereunder, and, when read together with the Final Prospectus, or the Final Prospectus as it may be then amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or through the Representatives on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus, as they may be amended or supplemented, or to any statements in or omissions from the statements of eligibility and qualification on Form T-1 of the Indenture Trustee, the Property Trustee (the "Property Trustee") identified in Schedule I hereto and the Guarantee Trustee under the Trust Indenture Act (the "Forms T-1).

            (c) The Basic Prospectus and any Interim Prospectus, as of their respective dates, complied in all material respects with the requirements of the Securities Act and of the Rules and did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Commission has not issued an order preventing or suspending the use of the Basic Prospectus or any Interim Prospectus.

            (d) The nationally recognized firm of independent public accountants whose report appears in the Company's most recent Annual Report on Form 10-K, which is

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      incorporated by reference in the Final Prospectus, are independent public accountants as required by the Securities Act and the Rules.

            (e) In the event that a report of a nationally recognized firm of independent public accountants regarding historical financial information with respect to any entity acquired by the Company is required to be incorporated by reference in the Final Prospectus, such independent public accountants were independent public accountants, as required by the Securities Act and the Rules, during the period of their engagement to examine the financial statements being reported on and at the date of their report.

            (f) The audited consolidated financial statements of the Company in the Final Prospectus and the Registration Statement present fairly on a consolidated basis the financial position, the results of operations, changes in common stock and other stockholder's equity and cash flows of the Company and its subsidiaries, as of the respective dates and for the respective periods indicated, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The unaudited consolidated financial statements of the Company, if any, included in the Final Prospectus and the Registration Statement and the related notes are true complete and correct, subject to normally recurring changes resulting from year-end audit adjustments, and have been prepared in accordance with the instructions to Form 10-Q.

            (g) Except as described in or contemplated by the Registration Statement and the Final Prospectus, there has not been any material adverse change in or any adverse development which materially affects the business, properties, financial condition or results of the Company or the Company and its subsidiaries taken as whole, from the dates as of which information is given in the Registration Statement and Final Prospectus.

            (h) This Agreement has been duly and validly authorized, executed and delivered by the Company; the Guarantee Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the proper officers of the Company (assuming due execution and delivery by the Guarantee Trustee) will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms; the Indenture has been duly and validly authorized, executed and delivered by the Company and (assuming due execution and delivery by the Indenture Trustee) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms; and the Debentures have been duly and validly authorized, and, when validly authenticated, issued and delivered in accordance with the Indenture in exchange for the Common Securities and the Preferred Securities as described in this Agreement, will be validly issued and outstanding obligations of the Company entitled to the benefits of the Indenture; and the Debentures

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      and the Guarantee, when issued and delivered, will conform to the descriptions thereof contained in the Final Prospectus.

            (i) The Company does not have any subsidiaries having business or properties that are material to the business and properties of the Company and its subsidiaries taken as a whole with the exception of Lehman Brothers Inc. ("Lehman") and the possible exception of Lehman Commercial Paper Inc. (the "Named Subsidiaries"). Neither the Company nor either of the Named Subsidiaries is in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole. The execution, delivery and performance of this Agreement, the Guarantee Agreement, the Indenture and the Debentures by the Company, the purchase of the Common Securities by the Company from the Trust, and the consummation by the Company of the transactions contemplated hereby (the "Company Transactions") will not violate, result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, the Named Subsidiaries or their property. Except as set forth in the Final Prospectus or as required by the Securities Act, the Exchange Act, the Trust Indenture Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the Company Transactions.

            (j) The Company and the Named Subsidiaries have been duly organized, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations and are fully registered as a broker-dealer, broker, dealer or investment advisor, as the case may be, in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification or registration and in which the failure to qualify or register would be reasonably likely, individually or in the aggregate, to have a material adverse effect on the business, condition or properties of the Company and its subsidiaries taken as a whole. Each of the Company and its Named Subsidiaries holds all material licenses, permits, and certificates from governmental authorities necessary for the conduct of its business and owns, or possesses adequate rights to use, all material rights necessary for the conduct of such business and has not received any notice of conflict with the asserted rights of others in respect thereof; and each of the Company and its Named Subsidiaries has the corporate power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. Except as may be disclosed in the Registration Statement and the Final Prospectus, all outstanding shares of capital stock of the Named Subsidiaries are owned by the Company, directly or indirectly through subsidiaries, free and clear of any

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      lien, pledge and encumbrance or any claim of any third party and are duly authorized, validly issued and outstanding, fully paid and non-assessable.

            (k) Except as described in the Registration Statement and the Final Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which might reasonably be expected to result in any material adverse change in the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement and the Final Prospectus.

            (l) The certificates delivered pursuant to paragraph (h) of Section 7 hereof and all other documents delivered by the Company or its representatives in connection with the issuance and sale of the Securities were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, in all material respects true and complete.

            2. Representations, Warranties and Agreements of the Company and the Trust. The Company and the Trust, jointly and severally, represent, warrant and agree that:

            (a) The Trust has been duly created, is validly existing as a statutory business trust and in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the trust power and authority to own property and conduct its business as described in the Registration Statement and the Final Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Registration Statement and the Final Prospectus; the Trust is not and will not be a party to or bound by any agreement or instrument other than this Agreement, the Declaration of Trust of the Trust identified in Schedule I hereto, among the Company, as Sponsor, and the regular trustees identified in Schedule I hereto (the "Regular Trustees"), the Property Trustee and the Delaware Trustee identified in Schedule I hereto (the "Delaware Trustee" and, together with the Regular Trustees and the Property Trustee, the "Trustees"), and the Amended and Restated Declaration of Trust of the Trust (the "Declaration") identified in Schedule I hereto, among the Company, as Sponsor, and the Trustees; the Trust has no and will not have any liabilities or obligations other than those arising out of the transactions contemplated by this Agreement, such Declaration of Trust and the Declaration and described in the Final Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

            (b) The Declaration is duly and validly authorized and, when duly executed and delivered by the Company, as Sponsor, and the Trustees, and (assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee), will constitute a valid and legally binding agreement of the Company

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      and the Trust, and will conform to the description thereof contained in the Final Prospectus.

            (c) All of the outstanding beneficial ownership interests in the Trust have been, and the Preferred Securities and the Common Securities, upon issuance and delivery and payment therefor in the manner described herein, will be, duly authorized, validly issued and outstanding, fully paid and non-assessable and will conform to the descriptions of the Preferred Securities and the Common Securities contained in the Final Prospectus.

            (d) This Agreement has been duly and validly authorized, executed and delivered by the Trust.

            (e) The execution, delivery and performance of this Agreement, the Declaration, the Common Securities and the Preferred Securities by the Trust, the exchange of the Common Securities and the Preferred Securities by the Trust for the Debentures of the Company, the distribution of the Debentures upon the liquidation of the Trust in the circumstances contemplated by the Declaration and described in the Final Prospectus, and the consummation by the Trust of the transactions contemplated hereby and by the Declaration (the "Trust Transactions") will not result in a violation of any order, rule or regulation of any court or governmental agency having jurisdiction over the Trust or its property. Except as set forth in the Final Prospectus or as required by the Securities Act, the Exchange Act, the Trust Indenture Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the Trust Transactions.

            (f) The Trust is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

            3. Sale and Purchase of the Preferred Securities.

            (a) The Company agrees to sell to each Underwriter, and each Underwriter, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein stated, agrees to purchase, at a purchase price equal to 100% of the liquidation amount of the Preferred Securities, the aggregate liquidation amount of Firm Securities set forth opposite the name of such Underwriter in Schedule II hereto. The obligations of the Underwriters under this Agreement are several and not joint.

            (b) In addition, the Company grants to the Underwriters an option to purchase, at a purchase price equal to 100% of the liquidation amount of the Preferred Securities, up to an additional aggregate liquidation amount of Option Securities indicated in Schedule I hereto. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Securities and is exercisable as provided in Section 4

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      hereof. Option Securities shall be purchased severally for the account of the Underwriters in proportion to the liquidation amounts of Firm Securities set forth opposite the name of such Underwriters in Schedule II hereto. The respective purchase obligations of each Underwriter with respect to the Option Securities shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Securities other than in a liquidation amount of $1,000 or an integral multiple thereof.

            (c) As compensation to the Underwriters, the Company shall, on the First Closing Date and the Second Closing Date (as defined in Section 4 hereof) pay to the Representatives for the accounts of the several Underwriters a commission equal to % of the aggregate liquidation amount of the Preferred Securities sold by the Company on such Closing Date.

            4. Delivery and Payment.

            (a) Delivery by the Company and the Trust of the Firm Securities to the Representatives for the respective accounts of the several Underwriters and payment by the Underwriters therefor by wire transfer in federal (same day) funds to such account as the Company shall specify, shall take place at the office, on the date and at the time specified in
      Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Firm Securities being herein called the "First Closing Date").

            (b) The Firm Securities will be in the form of one or more global Firm Securities registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC").

            (c) At any time on or before the thirtieth day after the date hereof, the option granted in Section 3 may be exercised by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate liquidation amount of Option Securities as to which the option is being exercised and the date and time, as determined by the Representatives, when the Option Securities are to be delivered; provided, however, that this date and time shall not be earlier than the First Closing Date nor earlier than the third business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Securities are delivered are sometimes referred to as the "Second Closing Date" and the First Closing Date and the Second Closing Date are sometimes referred to as a "Closing Date".

            (d) Delivery by the Company of the Option Securities to the Representatives for the respective accounts of the several Underwriters and payment by the Underwriters therefor by wire transfer in federal (same day) funds to such account as the Company will

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      specify, shall take place at the office and at the time agreed to in advance by the Underwriters and the Company, on the Second Closing Date, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 10 hereof.

            (e) The Option Securities will be in the form of one or more global option Securities registered in the name of Cede & Co., as nominee of DTC.

            (f) On the First Closing Date and the Second Closing Date, the Company shall pay, or cause to be paid, the commission payable on such Closing Date to the Representatives for the accounts of the Underwriters under Section 3 by wire transfer in federal (same day) funds to such account as the Representatives shall specify.

            5. Offering by Underwriters. The Company and the Trust hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed any Interim Prospectus and are authorized to distribute the Final Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters). The Representatives agree that, as soon as the Representatives believe the offering of the Preferred Securities has been terminated, the Representatives will so advise the Company and the Trust.

            6. Agreements. Each of the Company and the Trust agrees with the several Underwriters:

            (a) To cause the Final Prospectus to be filed with the Commission pursuant to Rule 424 as required thereby and promptly to advise the Representatives (A) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424, (B) when any amendment to the Registration Statement relating to the Securities shall have become effective, (C) of any request by the Commission for any amendment of the Registration Statement, the Final Prospectus, the Basic Prospectus or any Interim Prospectus, or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the qualification of the Declaration, the Guarantee Agreement or the Indenture or the institution or threatening of any proceedings for that purpose and (E) of the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the Securities or the Debentures for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; after the date of this Agreement and prior to the termination of the offering of these Preferred Securities, not to file any amendment of the Registration Statement or amendment or supplement to the Final Prospectus (except an amendment or supplement to the Final Prospectus that is deemed to be incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3) without the consent of the Representatives and to use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the

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      withdrawal thereof; prior to receipt of the advice to be given by the
      Representatives pursuant to Section 5, not to file any document that would be deemed to be incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3 without delivering to the Representatives a copy of the document proposed to be so filed, such delivery to be made at least twenty-four hours prior to such filing, and to consult with the Representatives as to any comments which the Representatives make in a timely manner with respect to the document so delivered.

            (b) Subject to the last sentence of the immediately preceding paragraph, if, at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Final Prospectus to comply with the Securities Act or the Rules, to promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and to use its best efforts to cause any amendment of the Registration Statement containing an amended Final Prospectus to be made effective as soon as possible.

            (c) To deliver to the Representatives, without charge, (i) signed copies of the Registration Statement relating to the Securities and of any amendments thereto (including all exhibits filed with, or incorporated by reference in, any such document) and (ii) as many conformed copies of the Registration Statement and of any amendments thereto which shall become effective on or before each Closing Date (excluding exhibits) as the Representatives may reasonably request.

            (d) During such period as a prospectus is required by law to be delivered by an Underwriter or dealer, to deliver, without charge to the Representatives and to Underwriters and dealers, at such office or offices as the Representatives may designate, as many copies of the Basic Prospectus, any Interim Prospectus and the Final Prospectus as the Representatives may reasonably request.

            (e) To make generally available to the Company's security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) of the Company and its subsidiaries, covering a period of at least 12 months beginning after the date the Final Prospectus is filed with the Commission pursuant to Rule 424, which will satisfy the provisions of Section 11(a) of the Securities Act.

            (f) To furnish such information, execute such instruments and take such actions as may be required to qualify the Securities and the Debentures for offering and sale under the laws of such jurisdictions as the Representatives may designate and to maintain such qualifications in effect so long as required for the distribution of the Preferred Securities; provided, however, that neither the Company nor the Trust shall be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

            (g) So long as any Preferred Securities are outstanding, to furnish or cause to be furnished to the Representatives copies of all annual reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the commission.

            (h) If the Company or the Trust has applied for the listing of the Preferred Securities on the New York Stock Exchange Inc. (the "NYSE"), to use its best efforts to cause such listing to be approved as soon as possible.

            (i) For a period beginning at the time of execution of this Agreement and ending on the later of the business day following the First Closing Date or following the date on which any price restrictions on the sale of the Preferred Securities are terminated, without the prior consent of the Representatives, not to offer, sell, contract to sell or otherwise dispose of any preferred stock of the Company or any securities of any business trust or other entity controlled by the Company substantially similar to the Preferred Securities or any securities thereof convertible into or exchangeable for or that represent the right to receive any such securities.

            (j) To use its best efforts to do and perform all things to be done and performed hereunder prior to each Closing Date and to satisfy all conditions precedent to the delivery of the Preferred Securities to be purchased hereunder.

            (k) To take such steps as shall be necessary to ensure that neither the Company nor the Trust shall become subject to registration as an "investment company" under the Investment Company Act of 1940, as amended.

            7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and the Trust contained herein as of the date hereof and each Closing Date, to the accuracy of any material statements made in any certificates, opinions, affidavits, written statements or letters furnished to the Representatives or to Simpson Thacher & Bartlett ("Underwriters' Counsel") pursuant to this Section 7, to the performance by the Company and the Trust of their respective obligations hereunder and to the following additional conditions:

            (a) The Final Prospectus shall have been filed with the Commission pursuant to Rule 424 not later than 5:00 p.m., New York City time, on the second business day following the date of this Agreement or such later date and time as shall be consented to in writing by the Representatives.

            (b) No order suspending the effectiveness of the Registration Statement, as amended from time to time, or suspending the qualification of the Declaration, the Guarantee Agreement or the Indenture, shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives.

            (c) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been any change or decrease specified in the letter or letters referred to in paragraphs (h) or (i) of this Section 7 which, in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering and delivery of the Preferred Securities as contemplated by the Registration Statement and the Final Prospectus.

            (d) The Company shall have furnished to the Representatives the opinion of a Deputy General Counsel or the Chief Legal Officer for the Company, dated the applicable Closing Date, to the effect that:

                  (i) The Company has been duly organized and is validly
            existing and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own and operate its properties and to conduct its business as described in the Final Prospectus.

                  (ii) The statements made in the Final Prospectus under the captions "Description of Debentures", "The Trust", "Description of Preferred Securities", "Description of Guarantee" and "Relationship Among the Preferred Securities, the Debentures and the Guarantee", insofar as such statements purport to constitute summaries of the terms of the Preferred Securities, the Debentures and the Guarantee, constitute accurate summaries of the terms of the Preferred Securities, the Debentures and the Guarantee in all material respects.

                  (iii) The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms; and the Debentures have been duly authorized, executed and issued by the Company, and assuming due authentication by the Indenture Trustee and upon payment and delivery in accordance with this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture; and the Guarantee Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Guarantee Trustee, will constitute a legal, valid and binding obligation of the Company; provided, however, that the foregoing is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium. and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

                  (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement, except for (1) such consents, approvals, authorizations or orders as have been obtained under the Securities Act and such as may be required under the Exchange Act and the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters, and (2) the qualification of the Indenture, the Declaration and the Guarantee Agreement under the Trust Indenture Act, which has been obtained.

                  (v) Such counsel does not know of any contracts or other
            documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules.

                  (vi) To the best of such counsel's knowledge, neither the
            Company nor either of its Named Subsidiaries is in violation of its corporate charter or by-laws, or in default under any material agreement, indenture or instrument known to such counsel, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole.

                  (vii) This Agreement and the Declaration have been duly
            authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement, the Declaration, the Indenture and the Guarantee Agreement (collectively the "Transaction Documents") by the Company and the Trust will not conflict with, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or its Named Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument known to such counsel and to which the Company or either of its Named Subsidiaries is a party or is bound, or result in a violation of the corporate charter or by-laws of the Company or either of its Named Subsidiaries or any order, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over the Company, its Named Subsidiaries or any of their respective properties, the effect of which would be material to the Company and its subsidiaries taken as a whole.

                  (viii) The Registration Statement has become effective under the Securities Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

                  (ix) The Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto (except that no opinion need be expressed as to the financial statements or other financial or statistical data or the Forms T-1 included or incorporated by reference therein) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

                  (x) If the Preferred Securities are to be listed on the NYSE, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Preferred Securities with the NYSE, and such counsel has no reason to believe that the Preferred Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

                  (xi) Each of the Named Subsidiaries is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own and operate its properties and to conduct its business as described in the Final Prospectus. Each of the Company and its Named Subsidiaries is duly qualified to do business as a foreign corporation, is in good standing and is duly registered as a broker-dealer, broker, dealer or investment advisor, as the case may be, in each jurisdiction in which the nature of the business conducted by it or in which the ownership or holding by lease of the properties owned or held by it require such qualification or registration and where the failure to so qualify or register would have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (xii) All the outstanding shares of capital stock of the
            Company's Named Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and, except for directors' qualifying shares, are owned by the Company or a subsidiary of the Company free and clear of any claims, liens, encumbrances and security interests.

                  (xiii) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries which would affect the subject matter of this Agreement or is required to be disclosed in the Final Prospectus which is not disclosed and correctly summarized therein.

                  (xiv) To such counsel's knowledge, the Trust is not a party to or otherwise bound by any agreement other than those described in the Final Prospectus.

                  (xv) The Trust is not subject to registration as an
            "investment company" under the Investment Company Act of 1940, as amended.

            Such opinion shall also contain a statement that although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus (except as to those matters stated in paragraph (ii) of such opinion), such counsel has no reason to believe that (i) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion need be expressed as to the financial statements or other financial or statistical data or the Forms T-1 included or incorporated by reference therein).

            In rendering such opinion, such counsel may rely upon opinions of local counsel satisfactory to the Representatives for matters not governed by New York law and may rely as to matters of fact, to the extent he or she deems proper, upon certificates or affidavits of officers of the Company, the Trustees, the Guarantee Trustee or the Indenture Trustee and public officials. Such counsel may rely on a certificate of the Indenture Trustee and the Guarantee Trustee with respect to the execution of the Debentures and the Guarantee, respectively, by the Company, the authentication of the Debentures by the Indenture Trustee, and the execution of the Guarantee by the Guarantee Trustee.

            (e) Richards, Layton & Finger, special Delaware counsel for the Company and the Trust, shall have furnished to the Representatives its opinion, on certain matters of Delaware law relating to the validity of the Preferred Securities, dated the applicable Closing Date, to the effect that:

                  (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Trust Act with the business trust power and authority to own property and to conduct its business as described in the Final Prospectus and to enter into and perform its obligations under each of this Agreement, the Preferred Securities, the Common Securities and the Declaration; the Trust is a party to this Agreement and the Declaration and, to such counsel's knowledge, the Trust is not a party to or otherwise bound by any agreement other than those described in the Final Prospectus.

                  (ii) The Common Securities have been duly authorized by the
            Declaration and, when issued and delivered by the Trust to the Company as described in the Final Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid undivided beneficial ownership interests in the assets of the Trust (such counsel may note that the holders of Common Securities will be subject to the withholding provisions of Section 10.4 of the Declaration, will be required to make payment or provide indemnity or security as set forth in the Declaration and will be liable for the debts and obligations of the Trust to the extent provided in
            Section 9.1(b) of the Declaration); under the Delaware Trust Act and the Declaration the issuance of the Common Securities is not subject to preemptive or other similar rights.

                  (iii) The Preferred Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company as described in the Final Prospectus, the Preferred Securities will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial ownership interests in the Trust, the holders of the Preferred Securities will be entitled to the benefits of the Declaration (subject to the limitations set forth in clause (v) below) and will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit (such counsel may note that the holders of Preferred Securities will be subject to the withholding provisions of Section
            10.4 of the Declaration and will be required to make payment or provide indemnity or security as set forth in the Declaration) .

                  (iv) All necessary trust action has been taken to duly
            authorize the execution and delivery by the Trust of this Agreement.

                  (v) Assuming the Declaration has been duly authorized by the
            Company and has been duly executed and delivered by the Company and the Regular Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration constitutes a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms; provided, however, that the foregoing is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors, rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

            (vi) The issuance and exchange by the Trust of the Preferred Securitiesfor the Debentures, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated by this Agreement and compliance by the Trust with its obligations thereunder will not violate (i) any of the provisions of the Certificate of Trust or the Declaration or (ii) any applicable Delaware law or administrative regulation.

            (vii) Assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Trust Act and the filing of documents with the Secretary of State of Delaware) or employees in the State of Delaware, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency (other that as may be required under the securities or blue sky laws of the State of Delaware, as to which such counsel need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of this Agreement or the offering, issuance, sale or delivery of the Preferred Securities.

            In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the law of the State of Delaware.

            (f) Simpson Thacher & Bartlett, special tax counsel to the Company and the Trust, shall have furnished to the Representatives its opinion, dated the applicable Closing Date, to the effect that:

                  (i) The Trust will be characterized as a grantor trust for
            United States federal income tax purposes and not as an association taxable as a corporation; and

                  (ii) Subject to the qualifications set forth in the opinion and the Final Prospectus, the statements made in the Final Prospectus under the caption "Certain United States Federal Income Tax Consequences" insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

            (g) The Representatives shall have received from the Underwriters' Counsel such opinion or opinions, dated the applicable Closing Date, with respect to the issuance and sale of the Preferred Securities, the Guarantee, the Debentures, the Registration Statement, the Final Prospectus and other related matters as the Representatives may reasonably require, and the Company and the Trust shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (h) The Company shall have furnished to the Representatives a certificate of its Chief Executive officer, its President or any Managing Director or Vice President and its Chief Financial Officer or its Treasurer, dated the applicable Closing Date, to the effect that, to the best of their knowledge after due inquiry:

                  (i) The representations and warranties of the Company in this
            Agreement are true and correct in all material respects on and as of such Closing Date with the same effect as if made on such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

                  (ii) No stop order suspending the effectiveness of the
            Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

                  (iii) (x) The Registration Statement does not contain any
            untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (y) the Final Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) since the effective date of the Registration Statement there has not occurred any event required to be set forth in an amended or supplemented prospectus which has not been so set forth.

            (i) The Trust shall have furnished to the Representatives a certificate of its Regular Trustees, dated the applicable Closing Date, to the effect that, to the best of their knowledge after due inquiry:

                  (i) The representations and warranties of the Trust in this
            Agreement are true and correct in all material respects on and as of such Closing Date with the same effect as if made on such Closing Date, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

                  (ii) No stop order suspending the effectiveness of the
            Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

                  (iii) (x) The Registration Statement does not contain any
            untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (y) the Final Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) since the effective date of the Registration Statement there has not occurred any event required to be set forth in an amended or supplemented prospectus which has not been so set forth.

            (j) At each Closing Date, a nationally recognized firm of independent public accountants shall have furnished to the Representatives a letter, dated the day of such Closing Date, in form and substance satisfactory to the Representatives, which states in effect that:

                  (i) In their opinion, any consolidated financial statements of the Company and its subsidiaries, and the supporting schedules, included in the Registration Statement and the Final Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder.

                  (ii) On the basis of a reading of the unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus and of the latest unaudited consolidated financial statements made available by the Company and Lehman, carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards), a reading of the minutes of the meetings of the directors of the Company, and inquiries of certain officials of the Company and its subsidiaries, who have responsibility for financial and accounting matters of the Company and its subsidiaries, as to transactions and events subsequent to the date of the most recent audited consolidated financial statements included in the Registration Statement and the Final Prospectus, nothing came to their attention that caused them to believe that:

                        (A) any material modifications should be made to the
                  unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus and not covered by their letter delivered pursuant to paragraph (i) of this Section 7, for them to be in conformity with generally accepted accounting principles; and such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the

                  Securities Act and the published instructions, rules and regulations thereunder.

                        (B) the unaudited capsule information of the Company and
                  its subsidiaries, if any, included in the Registration Statement and the Final Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements of the Company from which it was derived or was not determined on a basis substantially consistent with that of the corresponding financial information in the latest audited financial statements of the Company included in the Registration Statement and the Final Prospectus.

                        (C) (I) as of the latest date as of which the Company
                  and its subsidiaries have monthly financial statements, there was any decrease in the capital stock, additional paid-in capital or retained earnings, or increase in long-term indebtedness of the Company and its subsidiaries, as compared with the amounts shown in the most recent consolidated statement of financial condition of the Company and its subsidiaries included in the Registration Statement and the Final Prospectus, (II) with respect to the period subsequent to the date of the most recent financial statements included in the Registration Statement and the Final Prospectus and extending through the latest date as of which the Company and its subsidiaries have monthly financial statements, there was a consolidated net loss or (III) with respect to the amounts of net capital or excess net capital of Lehman determined pursuant to Commission Rule 15c3-1 and shown in the most recent financial statement of Lehman filed pursuant to Commission Rule 17a-5, there has been any decrease in such amounts as compared with the amounts shown in the most recent consolidated financial statements included in the Registration Statement and the Final Prospectus;

                        (D) as of a specified date not more than three business
                  days prior to the date of the letter, there was any decrease in the capital stock or additional paid-in capital, or increase in long-term indebtedness of the Company and its subsidiaries as compared with the amounts shown in the most recent consolidated statement of financial condition of the Company and its subsidiaries included in the Registration Statement and the Final Prospectus;

            except in all instances for increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof, unless said explanation is not deemed necessary by the Representatives.

                  (iii) If pro forma financial statements are included in the
            Registration Statement or the Final Prospectus and are not covered by their letter delivered pursuant to paragraph (i) of this Section 7, (x) they have read such pro forma financial statements, (y) they have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to the basis for their determination of the pro forma adjustments and whether such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and (z) they have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts; and as a result thereof, nothing came to their attention that caused them to believe that such pro forma financial statements do not so comply with Rule 11-02 of Regulation S-X and that such pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

                  (iv) To the extent not covered by their letter delivered
            pursuant to paragraph (i) of this Section 7, they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is expressed in dollars, or percentages derived from dollar amounts, and has been obtained from the general accounting records of the Company) set forth in the Registration Statement, as amended, and the Final Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statement, including specified information, if any, included or incorporated from the Company's Annual Report on Form 10-K incorporated therein or specified information, if any, included or incorporated from any of the Company's Quarterly Reports on Form 10-Q or its Current Reports on Form 8-K incorporated therein, agrees with the accounting records of the Company and its subsidiaries or computations made therefrom, excluding any questions of legal interpretation.

            (k) Subsequent to the execution of this Agreement, there shall not have been any decrease in the ratings of any of the Company's debt securities by Moody's Investors Service, Inc. or Standard & Poor's Corporation.

            (l) Prior to each Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives or Underwriters' Counsel may reasonably request.

            If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates or opinions furnished to the Representatives or Underwriters' Counsel pursuant to this Section 7 shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and to

Underwriters' Counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, each Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing, or by telegraph confirmed in writing.

            8. Expenses.

            (a) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company and the Trust hereunder, including, without limiting the generality of the foregoing, all costs, taxes and expenses incident to the issuance, sale and delivery of the Preferred Securities to the Underwriters, all fees and expenses of the Company's counsel and accountants, all costs and expenses incident to the preparing, printing and filing of the Registration Statement (including all exhibits thereto), any Interim Prospectus, the Basic Prospectus, the Final Prospectus and any amendments thereof or supplements thereto and the Declaration, the Guarantee Agreement and the Indenture, and the rating of the Preferred Securities by one or more rating agencies, all costs and expenses (including fees of Underwriters' Counsel and their disbursements) incurred in connection with blue sky qualifications, advising on the legality of the Securities for investment, the filing requirements, if any, of the National Association of Securities Dealers, Inc. in connection with its review of corporate financings, the fee for listing the Securities on the NYSE, the fees and expenses of the Property Trustee, the Guarantee Trustee and the Indenture Trustee and all costs and expenses of the printing and distribution of all documents in connection with such offering. Except as provided in this Section 8, the Company will have no responsibility to the Underwriters for the Underwriters' own costs and expenses, including the fees of Underwriters' Counsel and any advertising expenses in connection with any offer the Underwriters may make.

            (b) If the sale of the Preferred Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representatives, reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Preferred Securities.

            9. Indemnification.

            (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls such Underwriter within the meaning of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or in any amendment thereof, or in any Interim Prospectus, the Basic Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company as herein stated by the Representatives on behalf of any Underwriter specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Basic Prospectus or any Interim Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Interim Prospectus was corrected in the Final Prospectus, unless such failure to deliver the Final Prospectus was a result of noncompliance by the Company with Section 6(d) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, the Trust and each Trustee, and each person, if any, who controls the Company or the Trust within the meaning of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that the same was made therein in reliance upon and in conformity with written information furnished to the Company as herein stated by the Representatives on behalf of such Underwriter specifically for use in the preparation thereof, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in the Final Prospectus constitute the only information furnished to the Company in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement and the Final Prospectus, as the case may be, and you, as the Representatives, confirm that such statements are correct.

            (c) Promptly after receipt by an indemnified party under this
      Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and either (i) the indemnifying party or parties and the indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of subparagraph (a) representing the indemnified parties under subparagraph (a), as the case ray be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

            (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in subparagraph
      (a) of this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or other similar grounds, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company, the Trust and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discounts appearing on the cover page of the Final Prospectus bear to the public offering prices appearing thereon and the Company is responsible for the balance; provided, however, that
      (i) in no case shall any Underwriter (except as may be provided in any agreement among underwriters) be responsible for any amount in excess of the underwriting discounts applicable to the Preferred Securities purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
      Section 9, each person who controls an Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement each director of the Company, the Trust and each Trustee shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this subparagraph (d).

            10. Default by an Underwriter. If, on either Closing Date, any one or more Underwriters shall fail to purchase and pay for all of the Preferred Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the aggregate liquidation amount of Preferred Securities set forth opposite their names in Schedule II hereto bear to the aggregate liquidation amount of Firm Securities set opposite the names of the remaining Underwriters) the Firm Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date; provided, however, that in the event that the aggregate liquidation amount of Preferred Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date shall exceed 10% of the aggregate liquidation amount of Preferred Securities, the remaining

Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Preferred Securities, and if such non-defaulting Underwriters do not purchase all the Preferred Securities, this Agreement (or, with respect to the Second Closing Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Securities) will terminate without liability to any nondefaulting Underwriters or the Company or the Trust. In the event of a default by any Underwriter as set forth in this Section 10, the applicable Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing herein contained shall relieve any defaulting Underwriter of its liability, if any, to the Company or the Trust and any nondefaulting Underwriter for damages occasioned by its default hereunder.

            11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company at or prior to delivery of and payment for all of the Firm Securities, if, prior to such time (i) trading in securities generally on the NYSE or the over-the-counter market shall have been suspended or limited or minimum prices shall have been established on the NYSE or the over-the-counter market, (ii) a banking moratorium shall have been declared either by federal or New York State authorities, (iii) any new restriction materially affecting the distribution of the Preferred Securities shall have become effective; (iv) trading in any securities of the Company shall have been suspended or halted by any national securities exchange, the National Association of Securities Dealers, Inc. or the Commission, (v) the United States becomes engaged in hostilities or there is an escalation in hostilities involving the United States or there is a declaration of a national emergency or war by the United States, or (vi) there shall have been such a material adverse change in national or international political, financial or economic conditions, national or international equity markets or currency exchange rates or controls as to make it, in the judgment of the Representatives, inadvisable or impracticable to proceed with the payment for and delivery of the Preferred Securities.

            12. Representations and Indemnities to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers (as such officers) or the Trust and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or the Company or the Trust or any of their respective officers, directors or trustees or any controlling person within the meaning of the Securities Act, and will survive delivery of the payment for the Preferred Securities.

            13. Notices. All communications hereunder will be in writing, and, if sent to the Representatives will be mailed, delivered, telegraphed or telexed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Trust or the Company, will be mailed, delivered, telegraphed or telexed and confirmed to the Trust or the Company at Lehman Brothers Holdings Inc., 3 World Financial Center, New York, New York 10285, Attention: Chief Financial Officer.

            14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and, to the extent and only to the extent stated in Section 9 hereof, the officers and directors and controlling persons referred to in Section 9 hereof, and except as provided in
Section 9 hereof, no person other than the parties hereto and their respective successors will have any right or obligation hereunder.

            15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                    Very truly yours,

                                    LEHMAN BROTHERS HOLDINGS
                                    CAPITAL TRUST

                                    By:_____________________________________
                                       Title: Regular Trustee

                                    By:_____________________________________
                                       Title: Regular Trustee


                                    LEHMAN BROTHERS HOLDINGS INC.

                                    By:_____________________________________
                                       Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

LEHMAN BROTHERS INC.

By:_______________________________
   Title:

Acting on behalf of the
Representatives named in Schedule I
annexed hereto and the several
Underwriters named in Schedule II
annexed hereto.

                                   SCHEDULE I

Date of Underwriting Agreement:

Registration Statement No. 333-

Representative and Address:    Lehman Brothers Inc.
                               3 World Financial Center
                               New York, New York 10285

Declaration of Trust, Declaration, Title, Purchase Price and Description of Preferred Securities:

      Declaration of Trust:
      Declaration:
      Title:
      Aggregate liquidation amount:
      Price to public:
      Purchase price:
      Distribution rate:
      Time of payment of distributions:
      Redemption provisions:
      Repayment:

Indenture, Title, Purchase Price and Description of Debentures:

      Indenture:
      Title:
      Principal Amount:
      Price to Trust:
      Interest rate:
      Time of payment of interest:
      Maturity: Redemption provisions:
      Repayment:

Guarantee Agreement:

Commission payable by Company:

First Closing Date, Time and Location:

      Date:
      Time:
      Location:

                              SCHEDULE II

                                                               Liquidation
                                                                Amount of
                                                                Securities
                       Underwriters                          to be Purchased
                       ------------                          ---------------

Lehman Brothers Inc......................................   $

      Total..............................................   $
                                                             ================